UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 31, 2015

MetaStat, Inc.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52735 (Commission File Number)	20-8753132 (IRS Employer Identification No.)

27 DryDock Avenue, 2nd Floor
Boston, MA 02210
(Address of principal executive offices and zip code)

(617) 531-6500
(Registrant's telephone number including area code)

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01.                        Entry into a Material Definitive Agreement.

On July 31, 2015, MetaStat, Inc. (the “Company”) entered into a note purchase agreement (the “Purchase Agreement”) with one its existing institutional investors, Dolphin Offshore Partners, LP (the “Investor”).  Pursuant to the Purchase Agreement, the Company issued and sold a non-convertible promissory note in the principal amount of $1,200,000 (the “Note”) and a warrant (the “Warrant”) to purchase 654,540 shares of the Company’s common stock. Proceeds from the private placement (the “Private Placement”) of the Note and Warrant will be used for working capital and general corporate purposes

The Note matures on July 30, 2016, accrues interest at a rate of eight percent (8%) per annum and may be prepaid by the Company at any time prior to the maturity date without penalty or premium.  The Investor has the right at its option to exchange (the “Voluntary Exchange”) the outstanding principal balance of the Note plus the Conversion Interest Amount (as defined below) into such number of securities to be issued in the Public Offering (as defined below).  Upon effectuating such Voluntary Exchange, the Investor shall be deemed to be a purchaser in the Public Offering.  “Public Offering” means a registered offering of equity or equity-linked securities resulting in gross proceeds of at least $5,000,000 to the Company; and “Conversion Interest Amount” means interest payable in an amount equal to all accrued but unpaid interest assuming the Note had been held from the issuance date to the maturity date.  In the event the Company completes a Public Offering and the Investor elected not to effectuate the Voluntary Exchange, then the Company shall promptly repay the outstanding principal amount of the Note plus all accrued and unpaid interest following completion of the Public Offering.

Pursuant to the Note, the Company shall not, without first obtaining the consent of the Investor (which consent will not be unreasonably withheld), incur any new indebtedness while the Note is outstanding, except no consent shall be required in connection with indebtedness incurred by the Company in the ordinary course of business or from any strategic investors.  In addition, so long as the Note is outstanding, the Company shall not create or impose any material lien upon any material property or assets (including intellectual property) of the Company or any of its subsidiaries except for Permitted Liens (as defined in the Note).

The Note contains the following event of default provisions:

•	the failure to pay principal or interest within ten business days after such amounts are due;

•	any material breach by the Company of any representations or warranties made in the Note;

•
the holder of any indebtedness of the Company shall accelerate any payment of any amount on any such indebtedness, the aggregate principal amount of which indebtedness is in excess of $500,000, and such indebtedness has not been discharged in full or such acceleration has not been stayed, rescinded or annulled within fifteen (15) business days of such acceleration;

•
a judgment for the payment of money shall be rendered against the Company for an amount in excess of $500,000 in the aggregate for all such judgments that shall remain unpaid for a period of sixty (60) consecutive days;

•
Company files any petition or action for relief under any bankruptcy or makes any assignment for the benefit of creditors or an involuntary petition is filed against the Company under any bankruptcy statute now or hereafter in effect, and such petition is not dismissed or discharged within 45 days; or

•
a proceeding or case shall be commenced in respect of the Company without its application or consent, in any court of competent jurisdiction, seeking (i) its liquidation, dissolution or winding up, (ii) the appointment of a trustee or the like of it or of all or any substantial part of its assets or (iii) similar relief in respect of it under any law providing for the relief of debtors, and such proceeding or case described shall continue undismissed, or unstayed and in effect, for a period of forty-five (45) consecutive days or any order for relief shall be entered in an involuntary case under the Bankruptcy Code or under the comparable laws of any jurisdiction (foreign or domestic) against the Company or any of its subsidiaries and shall continue undismissed, or unstayed and in effect for a period of forty-five (45) consecutive days.

The Warrant issued pursuant to the Purchase Agreement expires on July 30, 2020 and has an initial exercise price per share of $0.55. The exercise price of the Warrant is subject to customary adjustments for issuances of shares of common stock as a dividend or distribution on shares of the common stock, or mergers or reorganizations, as well as “full-ratchet” anti-dilution adjustments for future issuances of other Company securities (subject to certain standard carve-outs). The “full-ratchet” anti-dilution adjustment provision shall be automatically terminated upon the listing of the Company’s common stock on a national securities exchange. The Warrant may be exercised on a cashless basis.

In connection with the Private Placement, the Company paid to a placement agent a cash fee of $84,000 and issued 84,000 placement agent warrants. The placement agent warrants have an initial exercise price per share of $0.70 and expire on July 30, 2020. The placement agent warrants do not contain “full-ratchet” anti-dilution adjustments for future issuances of other Company securities and may only be exercised on a cashless basis in the event there is no effective registration statement providing for the resale of the underlying warrant shares.

The foregoing description of the Private Placement does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) form of Purchase Agreement filed as Exhibit 10.1 hereto; (ii) form of Note issued in the Private Placement filed as Exhibit 4.1 hereto; (iii) form of Warrant issued in the Private Placement filed as Exhibit 4.2 hereto; and (iv) form of placement agent warrant issued in the Private Placement filed as Exhibit 4.3 hereto.

Item 2.03.                      Creation of a Direct Financial Obligation.

The disclosure set forth under Item 1.01 above is hereby incorporated in its entirety under this Item 2.03.

Item 3.02.                       Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, the Company consummated the Private Placement.  The issuance of securities in the Private Placement was exempt from registration pursuant to Section 4(2) of, and Rule 506 under Regulation D promulgated under, the Securities Act.

Item 9.01                       Financial Statement and Exhibits.

(d)  Exhibits.

Exhibit No.	Description
4.1	Form of Note.

4.2	Form of Warrant.

4.3	Form of Placement Agent Warrant.

10.1	Form of Note Purchase Agreement.

99.1	Press Release dated August 5, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

METASTAT, INC. By: /s/ Douglas A. Hamilton Name: Douglas A. Hamilton Title: President and CEO

Dated: August 5, 2015